Earnings per share	6 Months Ended
Sep. 30, 2024
Earnings Per Share [Abstract]
Earnings per share
11. Earnings per share:
A reconciliation of the amounts and the numbers used in the calculation of net income attributable to NHI shareholders per share (basic and diluted) is as follows:

	Millions of yen except per share data presented in yen
	Six months ended September 30
	2023	2024
Basic—
Net income attributable to NHI shareholders	¥58,563	¥167,325
Weighted average number of shares outstanding	3,028,036,425	2,954,723,390
Net income attributable to NHI shareholders per share	¥19.34	¥56.63

Diluted—
Net income attributable to NHI shareholders	¥58,468	¥167,209
Weighted average number of shares outstanding	3,140,207,716	3,063,523,353
Net income attributable to NHI shareholders per share	¥18.62	¥54.58

Net income attributable to NHI shareholders was adjusted to reflect the decline in Nomura’s equity share of earnings of subsidiaries and affiliates for the six months ended September 30, 2023 and 2024, arising from options to purchase common stock issued by subsidiaries and affiliates.
The weighted average number of shares used in the calculation of diluted EPS reflects the potential issuance of NHI Shares arising from stock-based compensation plans which grant Stock Acquisition Rights and Restricted Stock Units (“RSUs”) by the Company and affiliates, which would have minimal impact on EPS for the six months ended September 30, 2023 and
2024
.
Antidilutive stock-options and other stock-based compensation plans to purchase 6,940,000 and nil of NHI Shares were not included in the computation of diluted EPS for the six months ended September 30, 2023 and 2024, respectively.